Exhibit 99.1

               General Growth Properties, Inc. Announces Improved
                         Results for Third Quarter 2004

    CHICAGO--(BUSINESS WIRE)--Oct. 25, 2004--General Growth Properties, Inc. (NYSE:GGP) today announced Earnings per share - diluted (EPS) of $.29 for third quarter 2004 and $.66 in fully-diluted Funds from Operations (FFO) per share. The company has produced compounded annual FFO per share growth of over 16% since going public in 1993.
    "General Growth is focused on continually delivering profitable growth. As we move toward the anticipated fourth quarter closing of the Rouse transaction, it is clear our combined portfolio provides tremendous opportunity, a broad geographic reach and an excellent mix of properties," said John Bucksbaum, chief executive officer, General Growth Properties, Inc. "General Growth is positioned as the leader in providing retailers a national platform from which to do business, consumers an outstanding shopping experience, and investors consistent profitable growth with a goal of strong total returns."

    FINANCIAL AND OPERATIONAL HIGHLIGHTS

    Due to the three-for-one stock split effective December 5, 2003, all share and per share amounts for all periods presented have been reflected on a post-split basis.


    -- EPS in third quarter 2004 was $.29, the same as the comparable period in 2003. The effects of SFAS No. 141 and 142 resulted in approximately $6.1 million or $.03 of EPS in third quarter 2004 as compared to $.02 of EPS in the previous third quarter. Straight line rent contributed approximately $4.8 million or $.02 of EPS in third quarter 2004, equal to third quarter 2003.

    -- Fully diluted FFO per share increased to $.66 in third quarter of 2004, 15.8% above $.57 reported in third quarter 2003. Total FFO for the quarter increased 15.7% to $180.2 million, from $155.8 million in last year's third quarter. The effects of non-cash rental revenue recognized due to SFAS No. 141 and 142 resulted in approximately $9.0 million or $.03 of FFO per share in third quarter 2004 equal to the effect on FFO per share for the same period in 2003. Straight line rent resulted in approximately $4.8 million or $.02 of FFO per share in third quarter 2004, consistent with the same period in 2003.

    --  FFO Guidance
        The timing of the pending Rouse transaction impacts estimates of future FFO. Assuming the transaction closes in mid-November and all available warrants to purchase new shares of GGP common stock are exercised, the company currently estimates that FFO per fully-diluted share will be at least $2.73 for fiscal year 2004 and at least $3.10 for fiscal year 2005.

    -- Real estate property net operating income (NOI) for third quarter 2004 increased to $326.9 million, 18.6% above the $275.7 million reported in third quarter 2003.

    -- Revenues for consolidated properties were $380.0 million for the quarter, an increase of $24.5%, compared to $305.3 million for the same period in 2003.
        Revenues for unconsolidated properties at share increased 1.2% to $102.2 million, compared to $101.0 million in third quarter 2003.

    -- Total tenant sales increased 7.2% for third quarter 2004 and comparable tenant sales increased 4.8% versus the same period last year.

    -- Comparable NOI for consolidated properties in third quarter 2004 increased by approximately 3.8% compared to the same period last year.
        Comparable NOI for unconsolidated properties at share for the quarter increased by approximately 3.1% compared to third quarter 2003.

    -- Mall shop occupancy increased to 90.8% at September 30, 2004, compared to 90.7% at September 30, 2003.

    -- Sales per square foot, on a trailing 12 month basis, as of September 30, 2004 were $377 versus $354 at the end of third quarter 2003.

    --  Average rent
        For consolidated properties, average rent per square foot for new/renewal leases signed during the first nine months of the year was $34.83 versus $31.53 for the same period in 2003. For unconsolidated properties, average rent per square foot for new/renewal leases signed during the first nine months of 2004 was $36.69 versus $35.79 for the same period in 2003. Average rent for consolidated properties leases expiring in 2004 is $25.69 versus $22.16 in 2003. For unconsolidated properties, average rent for leases expiring in 2004 is $32.35 compared to $31.29 in 2003.

    --  Acquisitions
        The company acquired a 100% interest in Stonestown in San Francisco, California on August 13, 2004. On August 20, 2004, the company announced an agreement to acquire the Rouse Company (NYSE:RSE) which is anticipated to close in fourth quarter 2004.


    CONFERENCE CALL/WEBCAST

    General Growth will host a live webcast of its conference call regarding this announcement on the company's web site, www.generalgrowth.com. This webcast will take place on Tuesday, October 26, 2004 at 10:00 a.m., Eastern Time (9:00 a.m. CT, 7:00 a.m.
PT). The webcast can be accessed by selecting the conference call icon on the GGP home page.

    General Growth Properties, Inc. is the country's second largest shopping center owner, developer and manager of regional shopping malls. General Growth currently has ownership interest in, or management responsibility for, a portfolio of 179 regional shopping malls in 41 states. The company portfolio totals approximately 154 million square feet of retail space and includes over 16,000 retailers nationwide. The third largest U.S.-based publicly traded Real Estate Investment Trust (REIT), General Growth Properties, Inc. is listed on the New York Stock Exchange under the symbol GGP. For more information, please visit the company web site at http://www.generalgrowth.com.

    NON-GAAP SUPPLEMENTAL FINANCIAL MEASURES AND DEFINITIONS

    FUNDS FROM OPERATIONS (FFO)

    General Growth, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a real estate investment trust (REIT). The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
    The company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the company's properties. FFO does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the company believes that FFO provides investors with a clearer view of the company's operating performance.
    In order to provide a better understanding of the relationship between FFO and GAAP net income, a reconciliation of GAAP net income to FFO has been provided. FFO does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund cash needs. In addition, the company has presented FFO on a consolidated and unconsolidated basis (at the company's ownership share) as we believe that given the significance of the company's operations that are owned through investments accounted for on the equity method of accounting, the detail of the operations of our unconsolidated properties provides important insights into the income and FFO produced by such investments for the company as a whole.

    REAL ESTATE PROPERTY NET OPERATING INCOME (NOI) AND COMPARABLE NOI

    General Growth believes that Real Estate Property Net Operating Income (NOI) is a useful supplemental measure of the company's operating performance. The company defines NOI as operating revenues from continuing operations (rental income, tenant recoveries and other income) less property and related expenses from continuing operations (real estate taxes, repairs and maintenance, marketing and other property expenses). As with FFO described above, NOI has been reflected on a consolidated and unconsolidated basis (at the company's ownership share). Other REITs may use different methodologies for calculating NOI, and accordingly, the company's NOI may not be comparable to other REITs.
    Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact on operations from trends in occupancy rates, rental rates and operating costs. This measure thereby provides an operating perspective not immediately apparent from GAAP operating or net income. The company uses NOI to evaluate its operating performance on a property-by-property basis because NOI allows the company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on the company's operating results, gross margins and investment returns.
    In addition, management believes that NOI provides useful information to the investment community about the company's operating performance. However, due to the exclusions noted above, NOI should only be used as an alternative measure of the company's financial performance. For reference and as an aid in understanding of management's computation of NOI, a reconciliation of NOI to consolidated operating income as computed in accordance with GAAP has been presented.
    Comparable NOI excludes from both years the NOI of properties with significant physical or merchandising changes and those properties acquired or opened during the relevant comparative accounting periods.

    PROPERTY INFORMATION

    The company has presented information on its consolidated and unconsolidated properties separately in the accompanying financial schedules. As a significant portion of the company's total operations are structured as joint venture arrangements which are unconsolidated, management of the company believes that operating data with respect to all properties owned provides important insights into the income produced by such investments for the company as a whole. In addition, the individual items of revenue and expense for the unconsolidated properties have been presented at the company's ownership share (generally 50%) of such unconsolidated ventures. As the management operating philosophies and strategies are the same regardless of ownership structure, an aggregate presentation of NOI and other operating statistics yields a more accurate representation of the relative size and significance of the elements of the company's overall operations.

    RISKS AND UNCERTAINTIES

    This release may contain forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact are statements that may be deemed forward-looking statements, which are subject to a number of risks, uncertainties and assumptions. Representative examples of these risks, uncertainties and critical accounting or other assumptions which could cause actual results to differ from those contained in the forward-looking statements include (without limitation) general industry and economic conditions, acts of terrorism, interest rate trends, cost of capital and capital requirements, availability of real estate properties, competition from other companies and venues for the sale/distribution of goods and services, changes in retail rental rates in the company's markets, shifts in customer demands, tenant bankruptcies or store closures, changes in vacancy rates at the company's properties, changes in operating expenses, including employee wages, benefits and training, governmental and public policy changes, changes in applicable laws, rules and regulations (including changes in tax laws), the ability to obtain suitable equity and/or debt financing, and the continued availability of financing in the amounts and on the terms necessary to support the company's future business. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent reports on Form 10-Q and 10-K, which identify important factors which could affect the forward-looking statements in this release.



                    GENERAL GROWTH PROPERTIES, INC.
   BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                       (In thousands, unaudited)

                                   Nine Months Ended
                                  September 30, 2004
                            -------------------------------
                             Consolidated   Unconsolidated
                              Properties    Properties (a)
                            --------------- ---------------
Property revenues:
   Minimum rents (b)              $698,232        $198,462
   Tenant recoveries               319,264          93,476
   Overage rents                    23,168           3,426
   Other (c)                        36,547           5,105
                            --------------- ---------------
      Total property
       revenues                  1,077,211         300,469
                            --------------- ---------------
Property operating expenses:
   Real estate taxes                87,124          27,083
   Repairs and maintenance          77,265          21,769
   Marketing                        33,325           9,732
   Other property operating
    costs                          141,048          39,538
   Provision for doubtful
    accounts                         7,940           1,920
                            --------------- ---------------
      Total property
       operating expenses          346,702         100,042
                            --------------- ---------------
Real estate property net
 operating income                  730,509         200,427

GGMI fees (d)                       57,263               -
GGMI expenses (d)                  (55,652)              -
Headquarters/regional costs (e)    (15,342)        (16,668)
General and administrative          (7,080)         (2,989)
Depreciation that reduces FFO (f)   (8,912)              -
Interest income                      1,119           1,216
Interest expense                  (263,467)        (62,688)
Amortization of deferred
 finance costs                      (8,910)         (2,080)
Debt extinguishment costs           (6,187)           (507)
Preferred unit distributions       (29,097)              -
                            --------------- ---------------
Uncombined Funds From
 Operations                        394,244         116,711   $510,955
Equity in Funds from
 Operations of
 Unconsolidated Properties         116,711        (116,711)         -
                            --------------- --------------- ----------
Operating Partnership Funds
 From Operations                  $510,955              $-   $510,955
                            =============== =============== ==========

                                   Nine Months Ended
                                  September 30, 2003
                            -------------------------------
                             Consolidated   Unconsolidated
                              Properties    Properties (a)
                            --------------- ---------------
Property revenues:
   Minimum rents (b)              $543,394        $214,172
   Tenant recoveries               237,395         107,773
   Overage rents                    16,086           3,410
   Other (c)                        25,861           4,288
                            --------------- ---------------
      Total property
       revenues                    822,736         329,643
Property operating expenses:
   Real estate taxes                63,956          30,830
   Repairs and maintenance          56,557          24,759
   Marketing                        25,294          10,926
   Other property operating
    costs                          109,118          46,175
   Provision for doubtful
    accounts                         5,689           1,482
                            --------------- ---------------
      Total property
       operating expenses          260,614         114,172
                            --------------- ---------------
Real estate property net
 operating income                  562,122         215,471

GGMI fees (d)                       61,672               -
GGMI expenses (d)                  (57,539)              -
Headquarters/regional costs (e)    (23,881)        (18,356)
General and administrative          (6,479)           (817)
Depreciation that reduces FFO (f)   (8,274)              -
Interest income                      1,667           1,281
Interest expense                  (192,065)        (66,633)
Amortization of deferred
 finance costs                      (5,076)         (4,025)
Debt extinguishment costs           (2,497)           (657)
Preferred stock dividends          (13,030)              -
Preferred unit distributions       (30,248)              -
                            --------------- ---------------
Funds From Operations              286,372         126,264   $412,636
Equity in Funds from
 Operations of
 Unconsolidated Properties         126,264        (126,264)         -
                            --------------- --------------- ----------
Operating Partnership Funds
 From Operations                  $412,636              $-   $412,636
                            =============== =============== ==========

(a) The Unconsolidated Properties include Quail Springs, Town East (to March 1, 2004), Riverchase (from May 11, 2004) the GGP/Ivanhoe entities (GGP/Ivanhoe III to July 1, 2003 and GGP/Ivanhoe IV from July 1, 2003), GGP/NIG Brazil (from July 31, 2004), the GGP/Teachers entities and the GGP/Homart entities and are reflected at the Operating Partnership's share of such items of revenue and expense.

(b) Minimum rents includes the following for the nine months ended
    September 30:

                             Consolidated   Unconsolidated
                              Properties      Properties
                            --------------- ---------------
    2004
      Straight-line rent            $8,800          $3,004
      Non-cash rental
       revenue recognized
       pursuant to SFAS #141
       and #142                     19,079           5,615

    2003
      Straight-line rent            $9,826          $3,563
      Non-cash rental
       revenue recognized
       pursuant to SFAS #141
       and #142                     12,315           6,661

(c) Includes $4,054 and $4,951, respectively, for the nine months ended September 30, 2004 and 2003 of net FFO of investment property held for sale and either sold in 2003 or scheduled for sale in the fourth quarter of 2004.

(d) GGMI fees represents the revenues (primarily management fees) and GGMI expenses represents the operating expenses of GGMI, one of the Company's consolidated taxable REIT subsidiaries.

(e) Headquarters/regional costs for the Unconsolidated Properties include property management and other fees to GGMI.

(f) Depreciation that reduces FFO represents depreciation on non-income producing assets including the Company's headquarters building.


                    GENERAL GROWTH PROPERTIES, INC.
   BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                       (In thousands, unaudited)

                                  Three Months Ended
                                  September 30, 2004
                            -------------------------------
                             Consolidated   Unconsolidated
                              Properties    Properties (a)
                            --------------- ---------------
Property revenues:
   Minimum rents (b)              $245,538         $68,316
   Tenant recoveries               111,570          30,925
   Overage rents                     9,386           1,406
   Other (c)                        13,544           1,561
                            --------------- ---------------
      Total property
       revenues                    380,038         102,208
                            --------------- ---------------
Property operating expenses
   Real estate taxes                30,155           9,182
   Repairs and maintenance          27,286           7,023
   Marketing                        12,370           3,152
   Other property operating
    costs                           51,072          11,835
   Provision for doubtful
    accounts                         2,591             665
                            --------------- ---------------
      Total property
       operating expenses          123,474          31,857
                            --------------- ---------------
Real estate property net
 operating income                  256,564          70,351

GGMI fees (d)                       18,400               -
GGMI expenses (d)                  (18,568)              -
Headquarters/regional costs (e)     (2,713)         (5,459)
General and administrative          (2,078)         (2,462)
Depreciation that reduces FFO (f)   (3,069)              -
Interest income                        336             467
Interest expense                   (97,725)        (21,161)
Amortization of deferred
 finance costs                      (3,292)           (876)
Debt extinguishment costs                -               -
Preferred unit distributions        (8,487)              -
                            --------------- ---------------
Funds From Operations             $139,368         $40,860   $180,228
Equity in Funds from
 Operations of
 Unconsolidated Properties          40,860         (40,860)         -
                            --------------- --------------- ----------
Operating Partnership Funds
 From Operations                  $180,228              $-   $180,228
                            =============== =============== ==========

                                  Three Months Ended
                                  September 30, 2003
                            -------------------------------
                             Consolidated   Unconsolidated
                              Properties    Properties (a)
                            --------------- ---------------
Property revenues:
   Minimum rents (b)              $203,420         $65,377
   Tenant recoveries                86,329          32,831
   Overage rents                     6,042           1,150
   Other (c)                         9,557           1,645
                            --------------- ---------------
      Total property
       revenues                    305,348         101,003
                            --------------- ---------------
Property operating expenses:
   Real estate taxes                23,714           9,077
   Repairs and maintenance          20,465           7,319
   Marketing                         9,533           3,356
   Other property operating
    costs                           39,672          14,613
   Provision for doubtful
    accounts                         2,145             783
                            --------------- ---------------
      Total property
       operating expenses           95,529          35,148
                            --------------- ---------------
Real estate property net
 operating income                  209,819          65,855

GGMI fees (d)                       21,071               -
GGMI expenses (d)                  (19,269)              -
Headquarters/regional costs (e)     (5,003)         (5,779)
General and administrative          (1,675)           (179)
Depreciation that reduces FFO (f)   (2,869)              -
Interest income                        611             373
Interest expense                   (72,018)        (20,683)
Amortization of deferred
 finance costs                      (1,628)         (1,446)
Debt extinguishment costs           (1,024)           (190)
Preferred unit distributions       (10,176)              -
                            --------------- ---------------
Funds From Operations              117,839          37,951   $155,790
Equity in Funds from
 Operations of
 Unconsolidated Properties          37,951         (37,951)         -
                            --------------- --------------- ----------
Operating Partnership Funds
 From Operations                  $155,790              $-   $155,790
                            =============== =============== ==========

(a) The Unconsolidated Properties include Quail Springs, Town East (to March 1, 2004), Riverchase (from May 11, 2004), GGP/Ivanhoe IV, GGP/NIG Brazil (from July 31, 2004), the GGP/Teachers entities and the GGP/Homart entities and are reflected at the Operating
    Partnership's share of such items of revenue and expense.

(b) Minimum rents includes the following for the three months ended September 30:

                             Consolidated   Unconsolidated
                              Properties    Properties (a)
                            --------------- ---------------
    2004
      Straight-line rent            $3,679          $1,155
      Non-cash rental
       revenue recognized
       pursuant to SFAS #141
       and #142                      7,045           1,912

    2003
      Straight-line rent            $3,492          $1,262
      Non-cash rental
       revenue recognized
       pursuant to SFAS #141
       and #142                      5,660           2,562

(c) Includes $1,387 and $1,328, respectively, for the three months ended September 30, 2004 and 2003 of net FFO of investment property held for sale and either sold in 2003 or scheduled for sale in the fourth quarter of 2004.

(d) GGMI fees represents the revenues (primarily management fees) and GGMI expenses represents the operating expenses of GGMI, one of the Company's consolidated taxable REIT subsidiaries.

(e) Headquarters/regional costs for the Unconsolidated Properties include property management and other fees to GGMI.

(f) Depreciation that reduces FFO represents depreciation on non-income producing assets including the Company's headquarters building.


                    GENERAL GROWTH PROPERTIES, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
          (In thousands, except per share amounts, unaudited)


                            Three Months Ended     Nine Months Ended
                               September 30,         September 30,
                           --------------------- ---------------------
                                2004       2003       2004       2003
                           ---------- ---------- ---------- ----------
Revenues:
   Minimum rents            $245,538   $203,420   $698,232   $543,394
   Tenant recoveries         111,570     86,329    319,264    237,395
   Overage rents               9,386      6,042     23,168     16,086
   Management and other
    fees                      18,400     21,071     57,263     61,672
   Other                      12,607      8,703     33,778     21,572
                           ---------- ---------- ---------- ----------
      Total revenues         397,501    325,565  1,131,705    880,119
                           ---------- ---------- ---------- ----------
Operating expenses:
   Real estate taxes          30,155     23,714     87,124     63,956
   Repairs and maintenance    27,286     20,465     77,265     56,557
   Marketing                  12,370      9,533     33,325     25,294
   Other property operating
    costs                     51,072     39,672    141,048    109,118
   Provision for doubtful
    accounts                   2,591      2,145      7,940      5,689
   Property management and
    other costs               21,281     24,272     70,994     81,420
   General and
    administrative             2,078      1,675      7,080      6,479
   Depreciation and
    amortization              82,027     61,349    240,687    165,103
                           ---------- ---------- ---------- ----------
      Total operating
       expenses              228,860    182,825    665,463    513,616
                           ---------- ---------- ---------- ----------
Operating income             168,641    142,740    466,242    366,503

Interest income                  336        611      1,119      1,667
Interest expense            (101,017)   (74,670)  (278,564)  (199,638)
Income allocated to
 minority interests          (24,673)   (27,197)   (73,011)   (73,289)
Equity in income of
 unconsolidated affiliates    19,686     18,571     55,770     61,980
                           ---------- ---------- ---------- ----------
Income from continuing
 operations                   62,973     60,055    171,556    157,223
Discontinued operations,
 net of minority interest:
   Income from operations      1,000        727      2,687      3,081
   Gain on disposition             -        651          -      3,720
                           ---------- ---------- ---------- ----------
Net income                   $63,973    $61,433   $174,243   $164,024
                           ---------- ---------- ---------- ----------

Convertible preferred stock
 dividends                         -          -          -    (13,030)
                           ---------- ---------- ---------- ----------
Net income available to
 common stockholders         $63,973    $61,433   $174,243   $150,994
                           ========== ========== ========== ==========

Basic earnings per share:
   Continuing operations       $0.29      $0.28      $0.79      $0.74
   Discontinued operations         -       0.01       0.01       0.03
                           ---------- ---------- ---------- ----------
Total basic earnings per
 share                         $0.29      $0.29      $0.80      $0.77
                           ========== ========== ========== ==========

Diluted earnings per share:
   Continuing operations       $0.29      $0.28      $0.78      $0.73
   Discontinued operations         -          -       0.01       0.03
  ---------- ---------- ---------- ----------
Total diluted earnings per
 share                         $0.29      $0.28      $0.79      $0.76
                           ========== ========== ========== ==========


FUNDS FROM OPERATIONS AND PORTFOLIO RESULTS
(In thousands, except share and per share data, unaudited)

                       Three Months Ended        Nine Months Ended
                          September 30,            September 30,
                     ------------------------- -----------------------
                            2004         2003        2004        2003
                     ------------ ------------ ----------- -----------
FUNDS FROM OPERATIONS
 (FFO) (a)
Operating Partnership   $180,228     $155,790    $510,955    $412,636
Less:  Allocations to
 Operating Partnership
 unitholders              36,513       33,653     103,824      94,658
                     ------------ ------------ ----------- -----------
Company stockholders    $143,715     $122,137    $407,131    $317,978
                     ============ ============ =========== ===========

FFO per share:
   Company
    stockholders -
    basic                  $0.66        $0.58       $1.87       $1.62
   Operating
    Partnership -
    basic                   0.66         0.58        1.87        1.62
   Operating
    Partnership -
    diluted                 0.66         0.57        1.86        1.56

Weighted average
 number of Company
 shares outstanding:
   Basic                 218,605      210,889     218,080     195,850
   Basic (assuming
    full conversion
    of Operating
    Partnership
    units)               274,145      268,997     273,693     254,152
   Diluted (assuming full
    conversion of Operating
    Partnership units and,
    in 2003, convertible
    preferred stock)     274,838      273,372     274,372     272,802

(a) Due to the three-for-one stock split effective December 5, 2003, all share and per share amounts have been reflected on a post-split basis.

PORTFOLIO RESULTS
Consolidated
 Properties revenues (a)$380,038     $305,348  $1,077,211    $822,736
Consolidated
 Properties operating
 expenses               (123,474)     (95,529)   (346,702)   (260,614)
Equity in real estate
 property net
 operating income of
 Unconsolidated
 Properties (b)           70,351       65,855     200,427     215,471
                     ------------ ------------ ----------- -----------
Real estate property
 net operating income    326,915      275,674     930,936     777,593
Net General Growth
 Management, Inc.
 (GGMI) operations          (168)       1,802       1,611       4,133
Headquarters,
 regional, general
 and administrative
 costs including
 depreciation that
 reduces FFO              (7,860)      (9,547)    (31,334)    (38,634)
Net interest expense    (100,681)     (74,059)   (277,445)   (197,971)
Equity in other FFO
 of Unconsolidated
 Properties (c)          (29,491)     (27,904)    (83,716)    (89,207)
Preferred stock
 dividends and
 preferred unit
 distributions            (8,487)     (10,176)    (29,097)    (43,278)
                     ------------ ------------ ----------- -----------
FFO - Operating
 Partnership            $180,228     $155,790    $510,955    $412,636
                     ============ ============ =========== ===========

(a) Consolidated Properties revenues includes the following:

                       Three Months Ended        Nine Months Ended
                          September 30,            September 30,
                     ------------------------- -----------------------
                            2004         2003        2004        2003
                     ------------ ------------ ----------- -----------
      Straight-line
       rent               $3,679       $3,492      $8,800      $9,826
      Non-cash rental
       revenue recognized
       pursuant to SFAS
       #141 and #142       7,045        5,660      19,079      12,315

(b) Equity in real estate property net operating income of Unconsolidated Properties includes the following:

                       Three Months Ended        Nine Months Ended
                          September 30,            September 30,
                     ------------------------- -----------------------
                            2004         2003        2004        2003
                     ------------ ------------ ----------- -----------
      Straight-line
       rent               $1,155       $1,262      $3,004      $3,563
      Non-cash rental
       revenue recognized
       pursuant to SFAS
       #141 and #142       1,912        2,562       5,615       6,661

(c) Equity in Other FFO of Unconsolidated Properties consists primarily of headquarters, general and administrative and net interest costs.

SUMMARIZED BALANCE SHEET INFORMATION
(In thousands, unaudited)

                     September 30, December 31,
                           2004         2003
                     ------------ ------------

Cash and cash
 equivalents             $20,963      $10,677
Investment in real
 estate:
   Net land,
    buildings and
    equipment        $10,104,427   $8,405,092
   Developments in
    progress             189,682      168,521
   Investment in and
    loans to/from
    Unconsolidated
    Real Estate
    Affiliates           759,481      630,613
                     ------------ ------------
Net investment in
 real estate (a)     $11,053,590   $9,204,226
                     ============ ============
Total assets         $11,537,666   $9,582,897

Mortgage and other
 debt payable         $8,614,821   $6,649,490
Minority interest -
 Preferred               403,486      495,211
Minority interest -
 Common                  408,902      408,613
Stockholders' equity   1,677,263    1,670,409
                     ------------ ------------
Total capitalization
 (at cost)           $11,104,472   $9,223,723
                     ============ ============

(a) Excludes approximately $51,935 of investment property held for sale at September 30, 2004.


RECONCILIATION OF REAL ESTATE PROPERTY NET
OPERATING INCOME TO GAAP OPERATING INCOME
(In thousands, unaudited)

                            Three Months Ended    Nine Months Ended
                               September 30,         September 30,
                           --------------------- ---------------------
                              2004       2003       2004       2003
                           ---------- ---------- ---------- ----------

Real estate property net
 operating income including
 unconsolidated properties  $326,915   $275,674   $930,936   $777,593
   Unconsolidated
    Properties               (70,351)   (65,855)  (200,427)  (215,471)
                           ---------- ---------- ---------- ----------
   Consolidated Properties   256,564    209,819    730,509    562,122
GGMI fees                     18,400     21,071     57,263     61,672
GGMI expenses                (18,568)   (19,269)   (55,652)   (57,539)
Headquarters/regional costs   (2,713)    (5,003)   (15,342)   (23,881)
General and administrative    (2,078)    (1,675)    (7,080)    (6,479)
Depreciation and
 amortization                (82,027)   (61,349)  (240,687)  (165,103)
Other (a)                       (937)      (854)    (2,769)    (4,289)
                           ---------- ---------- ---------- ----------
GAAP operating income -
 Consolidated General
 Growth Properties, Inc.    $168,641   $142,740   $466,242   $366,503
                           ========== ========== ========== ==========

(a) Reflects discontinued operations and minority interest in Consolidated Properties real estate property net operating income.

RECONCILIATION OF GAAP NET INCOME
TO FUNDS FROM OPERATIONS (FFO) (a)
(In thousands, unaudited)

                            Three Months Ended     Nine Months Ended
                               September 30,         September 30,
                           --------------------- ---------------------
                              2004       2003       2004       2003
                           ---------- ---------- ---------- ----------

Net income                   $63,973    $61,433   $174,243   $164,024
Income from discontinued
 operations, net of
 minority interest            (1,000)    (1,378)    (2,687)    (6,801)
                           ---------- ---------- ---------- ----------
Income from continuing
 operations                   62,973     60,055    171,556    157,223
Allocations to Operating
 Partnership unitholders      16,012     16,945     43,412     29,853
FFO of discontinued
 operations                    1,387      1,328      4,054      4,951
Depreciation and
 amortization of
 capitalized real estate
 costs
   (including SFAS #141 and
    #142 in-place lease costs)
   other than amortization of
   financing costs           99,856     77,462    291,933    220,609
                           ---------- ---------- ---------- ----------
FFO:
   Operating Partnership     180,228    155,790    510,955    412,636
   Operating Partnership
    unitholders              (36,513)   (33,653)  (103,824)   (94,658)
                           ---------- ---------- ---------- ----------
   Company stockholders     $143,715   $122,137   $407,131   $317,978
                           ========== ========== ========== ==========

(a) Reconciliation of equity in income of unconsolidated affiliates determined in accordance with generally accepted accounting principles to FFO (Company non- GAAP supplemental measure of operating performance) as defined by NAREIT and as required by SEC Regulation G.

RECONCILIATION OF GAAP EQUITY IN
GAAP INCOME OF UNCONSOLIDATED
AFFILIATES TO FFO FROM UNCONSOLIDATED
PROPERTIES (a)
(In thousands, unaudited)

                             Three Months Ended     Nine Months Ended
                                 September 30,        September 30,
                             -----------------   ---------------------
                               2004       2003       2004       2003
                           ---------- ---------- ---------- ----------

Equity in income of
 unconsolidated affiliates   $19,686    $18,571    $55,770    $61,980
Depreciation and
 amortization of
 capitalized real estate
 costs
   (including SFAS #141 and
    #142 in-place lease costs)
   other than amortization
   of financing costs         21,174     19,380     60,941     64,284
                           ---------- ---------- ---------- ----------
Operating Partnership
 Equity in FFO from
 Unconsolidated Properties    40,860     37,951    116,711    126,264
Plus:
   Equity in headquarters
    and general and
    administrative expenses
    of Unconsolidated
    Properties                 7,921      5,958     19,657     19,173
   Equity in net interest
    expense of
    Unconsolidated
    Properties                21,570     21,946     64,059     70,034
                           ---------- ---------- ---------- ----------
Equity in Real Estate
 Property Net Operating
 Income of Unconsolidated
 Properties                  $70,351    $65,855   $200,427   $215,471
                           ========== ========== ========== ==========

(a) Reconciliation of equity in income of unconsolidated affiliates determined in accordance with generally accepted accounting principles to FFO (Company non- GAAP supplemental measure of operating performance) as defined by NAREIT and as required by SEC Regulation G.

RECONCILIATION OF WEIGHTED AVERAGE SHARES
OUTSTANDING FOR GAAP AND FFO PER SHARE
COMPUTATIONS
(In thousands, unaudited)

                             Three Months Ended     Nine Months Ended
                                September 30,         September 30,
                           --------------------- ---------------------
                              2004       2003       2004       2003
                           ---------- ---------- ---------- ----------
Basic:
   Weighted average number
    of Company shares
    outstanding - for GAAP
    basic EPS (a)            218,605    210,889    218,080    195,850
   Full conversion of
    Operating Partnership
    units                     55,540     58,108     55,613     58,302
                           ---------- ---------- ---------- ----------
   Weighted average number
    of Company shares
    outstanding - for basic
    FFO per share            274,145    268,997    273,693    254,152
                           ========== ========== ========== ==========

Diluted:
   Weighted average number
    of Company shares
    outstanding - for GAAP
    basic EPS                218,605    210,889    218,080    195,850
   Effect of dilutive
    securities - options
    (and PIERS in 2003) (b)      693      4,375        679     18,650
                           ---------- ---------- ---------- ----------
   Weighted average number
    of Company shares
    outstanding - for GAAP
    diluted EPS              219,298    215,264    218,759    214,500
   Full conversion of
    Operating Partnership
    units                     55,540     58,108     55,613     58,302
                           ---------- ---------- ---------- ----------
   Weighted average number
    of Company shares
    outstanding - for
    diluted FFO per share    274,838    273,372    274,372    272,802
                           ========== ========== ========== ==========

(a) Due to the three-for-one stock split effective December 5, 2003, all share and per share amounts have been reflected on a post-split basis.

(b) In 2003, the PIERS were dilutive for the computation of EPS and are therefore included in the total weighted average outstanding shares for diluted EPS purposes.


    CONTACT: General Growth Properties, Inc.
             John Bucksbaum, 312-960-5005
             or
             Bernard Freibaum, 312-960-5252